UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2006, Adams Respiratory Therapeutics, Inc. (the “Company”) issued a press release announcing its results of operations for the first fiscal quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On November 8, 2006, the Company will conduct a conference call to review its sales and earnings results for the first fiscal quarter ended September 30, 2006. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its business. The slides that the Company will use in this presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Adams Respiratory Therapeutics, Inc. to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of the Mucinex brand products; the successful commercialization of Delsym, Humibid, and Children’s Mucinex; leverage of the Mucinex brand name to increase market share; Adams’ ability to in-license or acquire new products and brands and successfully develop new products; the FDA’s removal from the market of products similar to Mucinex D, Mucinex DM and future products; Adams’ ability to improve production capacity; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006.
     The information furnished pursuant to Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press release dated November 8, 2006.

99.2	Slide presentation to be presented November 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.
(Registrant)

November 8, 2006	By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated November 8, 2006.

99.2	Slide presentation to be presented November 8, 2006